Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.03

© 2021 Tonix Pharmaceuticals Holding Corp. 1 August 2021 Investor Presentation NASDAQ:TNXP Version P0313 8 - 24 - 2021 (Doc 0881)

© 2021 Tonix Pharmaceuticals Holding Corp. 2 Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to , risks related to failure to obtain U . S . Food and Drug Administration clearances or approvals and noncompliance with its regulations ; our need for additional financing ; delays and uncertainties caused by the global COVID - 19 pandemic ; substantial competition ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2020 , as filed with the Securities and Exchange Commission (the “SEC”) on March 15 , 2021 , and periodic reports and current reports filed with the SEC on or after the date thereof . All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

© 2021 Tonix Pharmaceuticals Holding Corp. 3 Tonix Pharmaceuticals: Who We Are and What We Do Mission And Purpose Clinical - stage biopharmaceutical company that invents, licenses, acquires and develops innovative medicines to help patients manage central nervous system (CNS) and immunology conditions “Advancing science to improve patient care and public health” Team of passionate professionals Advancing innovative programs into the clinic: Phase 2 and Phase 3 clinical data are perceived as value - creating inflection points Pipeline Development stage: programs range from preclinical to mid - Phase 3; expect two new programs in Phase 2 by YE 2021 Therapeutic modalities: small molecules, small synthetic peptides, recombinant peptide from E. coli , recombinant proteins from CHO cells (monoclonal antibody, fusion protein), live virus vaccines Route of administration: oral, sublingual, intranasal, i.v. , intradermal, percutaneous

Tonix Pipeline – CNS, Immunology and Biodefense Portfolio

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CANDIDATES		INDICATION	STATUS
Central Nervous System (CNS)	TNX-102 SL[1]	Fibromyalgia (FM) Posttraumatic Stress Disorder (PTSD) Long COVID (PASC[2])	Mid-Phase 3 – ongoing Phase 3 ready Clinical – pre-IND[3]
	TNX-1300[4]	Cocaine Intoxication / Overdose	Phase 2
	TNX-1900[5]	Migraine and Craniofacial Pain	Clinical – pre-IND[6]
	TNX-2900[7]	Prader-Willi Syndrome	Clinical – pre-IND
	TNX-601 CR	Depression, PTSD, Neurocognitive Dysfunction from Steroids	Clinical – pre-IND[8]
	TNX-1600[9]	Depression, PTSD and ADHD	Preclinical
Immunology /Immuno-oncology (IO)	TNX-1500[10]	Organ Transplant Rejection/Autoimmune Conditions	Preclinical
	TNX-1700[11]	Gastric and pancreatic cancers	Preclinical
Biodefense	TNX-801[12]	Smallpox and monkeypox preventing vaccine	Preclinical
	TNX-701	Radioprotection	Preclinical

[1]TNX-102 SL (cyclobenzaprine HCl sublingual tablets) is an investigational new drug and has not been approved for any indication. Long COVID/PASC program is also included in the COVID-19 Portfolio. Additional indications of Agitation in Alzheimer's Disease (AAD) and Alcohol Use Disorder (AUD) are Phase 2 ready.
[2]Post-Acute Sequelae of COVID-19.
[3]Pre-IND (Investigational New Drug) meeting with the FDA completed and based on final minutes Company plans to file IND to support Phase 2 study in patients whose symptoms overlap with fibromyalgia
[4]TNX-1300 (double-mutant cocaine esterase) is an investigational new biologic and has not been approved for any indication; licensed from Columbia University.
[5]Acquired from Trigemina; license agreement with Stanford University
[6]A Phase 2 trial under an investigator-initiated IND has been completed in the U.S. using TNX-1900; Phase 2 expected to start Q4'21
[7]Co-exclusive license agreement with French National Institute of Health and Medical Research (Inserm)
[8]TNX-601 CR is in the pre-IND stage in the U.S.; a Phase 1 trial for formulation development was completed outside of the U.S; Phase 2 expected to start 1H 2022
[9]Acquired from TRImaran Pharma; license agreement with Wayne State University
[10]anti-CD40L humanized monoclonal antibody
[11]Recombinant trefoil factor 2 (rTFF2) based protein; licensed from Columbia University
[12]Live attenuated vaccine based on horsepox virus

© 2021 Tonix Pharmaceuticals Holding Corp.

© 2021 Tonix Pharmaceuticals Holding Corp. 5 Tonix Pipeline – COVID - 19 Portfolio CANDIDATES INDICATION STATUS COVID - 19 Portfolio TNX - 1800 COVID - 19 vaccine 1 Phase 1, 1H 2022* TNX - 2300 COVID - 19 vaccine 2 Preclinical TNX - 102 SL Long COVID (PASC 3 ) Clinical – pre - IND 4 TNX - 2100 SARS - CoV - 2 Diagnostic for T cell immunity 5 First - in - human study, Q4 2021* TNX - 3500 COVID - 19 (SARS - CoV - 2) antiviral 6 Preclinical *Represents expected milestones 1 Live attenuated vaccine based on horsepox virus vector 2 Live attenuated vaccine based on bovine parainfluenza virus vector; option for license with Kansas State University 3 Post - Acute Sequelae of COVID - 19 4 Pre - IND meeting with the FDA completed and based on final meeting minutes, Company plans to file IND to support Phase 2 study in subset of patients whose symptoms overlap with fibromyalgia 5 In vivo diagnostic: SARS - CoV - 2 peptide epitope mixtures for intradermal administration to measure delayed - type hypersensitivity to SARS - CoV - 2 6 Sangivamycin, for injection

© 2021 Tonix Pharmaceuticals Holding Corp. 6 COVID - 19 Vaccines with FDA Approval or Emergency Use Authorization (EUA): Still Uncertainty Durability of protection • Vaccinated people lose protection, starting at 6 months 1 • Increasing rates of “breakthrough” COVID • White House advocating booster vaccinations with mRNA vaccines at 8 months Effect on forward transmission (spread of infection to others) • Concerns about whether vaccinated people can be infectious to others Detecting vaccine failure • Need a strategy for identifying individuals at risk after vaccination No recognized, clinical applicable biomarker of vaccine protection • Best proxy is neutralizing antibodies, which are hard to measure Current and future variants (e.g., delta variant) • Less protection from existing vaccines • Unknown effectiveness for future variants 1 www.cdc.gov/media/releases/2021/s0818 - covid - 19 - booster - shots.html

COVID-19 Vaccines: Where do we go from here?

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mRNA vaccines have given us some time, but are unlikely to be a long-term solution

- Vaccinated people lost protection, increasing rates of "breakthrough" COVID
- COVID is becoming endemic; vaccination of entire world every 8 months not practical

Operation Warp Speed (OWS) identified 4 types of vaccines;

- RNA/DNA – Pfizer is fully approved by the FDA and Moderna has EUA
- Subunit – NovaVax has EUA
- Non-replicating – J and J has EUA; AstraZeneca widely used in UK and ex-US
- **Live Virus Vaccines – <u>none were ultimately adopted by OWS</u>**

Live Virus Vaccines

- Merck was developing two programs: VSV and Measles, but they were not included in OWS and were abandoned in January 2021[1]
- Live Virus vaccines are the oldest vaccine technology and have led to eradication of smallpox and control of measles, mumps, rubella and other viral conditions

[1]www.clinicaltrialsarena.com/comment/ridgeback-mercks-molnupiravir-for-covid-19-has-moa-administration-advantages-but-phase-iia-faces-execution-obstacles-may-have-value-gaps/

© 2021 Tonix Pharmaceuticals Holding Corp.

© 2021 Tonix Pharmaceuticals Holding Corp. 8 TNX - 1800 1 : a Live Virus COVID - 19 Vaccine Candidate • Utilizes Tonix’s proprietary horsepox virus as a vector • Encodes a protein from SARS - CoV - 2, the cause of COVID - 19 • Developed in collaboration with University of Alberta, Canada • Animal testing with Southern Research • Non - human primate immune response positive results reported in 4 th quarter 2020 • Non - human primate CoV - 2 challenge testing positive data reported in 1 st quarter 2021 • TNX - 1800 vaccinated animals had undetectable 2 CoV - 2 by PCR in upper and lower airways 3 • Manufacturing agreement with FUJIFILM Diosynth • Development for Good Manufacturing Practice (GMP) manufacturing for human trials • Expect GMP clinical supply to be ready for human trials targeted to begin in 1 st half of 2022 4 1 TNX - 1800 (horsepox/Cov - 2 spike live vaccine) is at the pre - IND stage of development: 2 Less than 1,000 genomes by PCR 3 Upper airway = oropharyngeal swabs; Lower airway = tracheal lavage 4 We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones

© 2021 Tonix Pharmaceuticals Holding Corp. 9 Potential Profile of TNX - 1800 Compared to mRNA COVID - 19 Vaccines Criteria mRNA Vaccines TNX - 1800 Number of shots Two One Duration 8 months Years / decades Boosters Recommended Not required Protection from variants Variable Expected Forward Transmission Unknown for variants like delta Likely prevents Biomarker None Yes - “Take” Manufacturing Complex Conventional Glass sparing packaging No Yes Shipping and storage Cold Chain Standard refrigeration Protection from smallpox No Yes

© 2021 Tonix Pharmaceuticals Holding Corp. 10 COVID - 19 Vaccine Platform: Planned Internal Development and Manufacturing Capabilities Infectious Disease R&D Center (RDC) – Frederick, MD • Function : Accelerated development of vaccines and antiviral drugs against COVID - 19, its variants and other infectious diseases • Description : ~48,000 square feet, BSL - 2, currently operated by Southern Research • Status : Acquisition expected to close in the fourth quarter of 2021 Advanced Development Center (ADC) – New Bedford, MA • Function : Development and clinical scale manufacturing of live - virus vaccines to support Phase 1 and Phase 2 trials • Description : ~45,000 square feet, under construction, planned BSL - 2 • Status : Expected to be operational in first half 2022 Commercial Manufacturing Center (CMC) – Hamilton, MT • Function : Commercial scale manufacturing of live - virus vaccines • Description : ~44 acre green field site, planned BSL - 2 • Status : Planning for initiation of construction in 2022

© 2021 Tonix Pharmaceuticals Holding Corp. 11 Infectious Disease R&D Facility Expect to close on acquisition from Southern Research October 1, 2021 Located in Frederick, MD

© 2021 Tonix Pharmaceuticals Holding Corp. 12 Advanced Development Center Renderings • Groundbreaking August 2021 • Expect to be operational 1H22 • Located in New Bedford, MA

© 2021 Tonix Pharmaceuticals Holding Corp. 13 Anti - COVID - 19 Therapeutics The only antiviral that is FDA approved is Remdesivir/ Veklury ® from Gilead • Intravenous ( i.v. ) medicine • Approved for patients who are at least 12 years old and require hospitalization • May shorten the time to recover from acute COVID - 19 • World Health Organization has recommended against its use 1 Monoclonal antibodies ( mAbs ) (EUA) – 3 granted US Emergency Use Authorization • Casirivimab / imdevimab / REGEN - COV® from Regeneron/Genentech 2 • Sotrovimab from GSK/Vir 3 • B amlanivimab and etesevimab from Eli Lilly 4 - US distribution recently halted 5 Anti - viral in development • Molnupiravir from Merck/Ridgeback – oral anti - viral in Phase 3 development with US gov’t supply agreement 6 1 World Health Organization (2021). Therapeutics and COVID - 19: living guideline, 6 July 2021 (Report). hdl : 10665/342368 . Therapeutics and COVID - 19: living guideline, 6 July 2021 (who.int) WHO/2019 - nCoV/therapeutics/2021.2 2 www.fda.gov/news - events/press - announcements/coronavirus - covid - 19 - update - fda - authorizes - monoclonal - antibodies - treatment - covid - 19 3 www.fda.gov/news - events/press - announcements/coronavirus - covid - 19 - update - fda - authorizes - additional - monoclonal - antibody - treatment - covid - 19 4 www.fda.gov/news - events/press - announcements/coronavirus - covid - 19 - update - fda - authorizes - monoclonal - antibodies - treatment - covid - 19 - 0 5 www.fiercepharma.com/pharma/lilly - s - covid - antibody - combo - halted - nationwide - dealing - huge - blow - to - blockbuster - program 6 www.merck.com/news/merck - announces - supply - agreement - with - u - s - government - for - molnupiravir - an - investigational - oral - antiviral - candi date - for - treatment - of - mild - to - moderate - covid - 19

© 2021 Tonix Pharmaceuticals Holding Corp. 14 TNX - 3500 1 : SARS - CoV - 2 Antiviral for the Treatment of COVID - 19 TNX - 3500 (sangivamycin) – potential monotherapy antiviral 2 • Licensed from OyaGen , April 2021 • Demonstrated broad spectrum antiviral activity (nanomolar activity against SARS - CoV - 2, MERS, Ebola, and Lassa) • Demonstrated human tolerability for chronic dosing from US National Cancer Institute studies 3 • 65 times more potent than remdesivir in inhibiting SARS - CoV - 2 in cell culture infectivity studies (dose to achieve IC 90 ) 4 Potential COVID - 19 combination therapy with remdesivir • TNX - 3500 antiviral effect is additive when combined with remdesivir and reduces the amount of each drug necessary for an IC 90 • Combination therapies for other viruses have reduced the emergence of drug resistant viral strains Development plans • 3 rd quarter 2021: plan to initiate animal studies 1 TNX - 3500 is in the pre - IND stage of development and has not been approved for any indication. 2 Bennett, RP et al., Viruses . 2020 13(1):52. doi : 10.3390/v13010052. 3 Cavins JA et al., Cancer Chemotherapy Reports . 1967. 51(4) 4 Data on file, live virus BSL - 4 testing conducted by NIAID in collaboration with OyaGen

© 2021 Tonix Pharmaceuticals Holding Corp. 15 TNX - 2100 1 : Potential Skin Test to Measure SARS - CoV - 2 Exposure and T Cell Immunity TNX - 2100 (SARS - CoV - 2 epitope peptide mixtures for intradermal administration) • Designed to elicit delayed - type hypersensitivity (DTH) in individuals who have been exposed to SARS - CoV - 2 or who have been successfully vaccinated • Potential to measure the presence and strength of functional in vivo T cell immunity • DTH to SARS - CoV - 2 spike protein has been shown in COVID - convalescent and vaccinated individuals 3,4 Potentially scalable test for widespread use • Adaptive Biotech’s T Detect™ COVID received FDA EUA – based on genetic analysis of T cell receptors • Other tests 2 for T cell immunity to SARS - CoV - 2 require specialized laboratories and are not amenable to standardization Development plans • 4 th quarter 2021: Plan to initiate first - in - human clinical testing pending clearance of IND 1 TNX - 2100 is in the pre - IND stage of development and has not been approved for any indication. 2 Intracellular cytokine staining (ICS) measured by flow cytometry after in vitro stimulation of purified peripheral blood mono nuc lear cells 3 Barrios, Y et al. Clinical Immunol. (2021) 226:108730 4 Barrios, Y et al. Vaccines (2021) 9:575

TNX-102 SL for Long COVID (PASC)

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Long COVID or Post-acute Sequelae of COVID-19 (PASC)

- Symptoms can include fatigue, sleep disorders, pain, fevers, shortness of breath, cognitive impairment described as "brain fog", gastrointestinal symptoms, anxiety, and depression
- Can persist for months and can range in severity from mild to incapacitating
- Occurs in more than 30% of patients.[2]
- While typically associated with moderate or severe COVID-19, Long COVID can occur after mild COVID-19 or even after asymptomatic SARS-CoV-2 infection
- Ability of vaccines to prevent Long COVID is unknown
- No approved drug for the treatment of Long COVID

Long COVID Overlap with Fibromyalgia

- Long COVID has been compared to fibromyalgia because of the common symptoms of sleep disturbance, persistent pain, fatigue, and brain fog[3]
- Like fibromyalgia, is experienced by women at a higher rate, approximately four times more, than that of men[4]
- Long COVID is a chronic disabling condition that is expected to result in a significant global economic burden[5]
- In response to the urgent need for therapies that address PASC, Congress awarded $1.15 billion to the National Institutes of Health to study Long COVID last December[6]

Development plans

- FDA minutes from pre-IND meeting received and plan to submit IND in Q421 for treating subset of Long Covid patients whose symptoms overlap with fibromyalgia

[1]Feb. 24, 2021 - White House COVID-19 Response Team press briefing; Feb 25, 2021 - policy brief from the World Health Organization on long COVID
[2]Nalbandian, Ani, et al. "Post-acute COVID-19 syndrome." Nature Medicine (2021): 1-15.
[3]Clauw DJ, et al. Pain. 2020 Aug; 161(8): 1694–1697.
[4]Cox, D. "Why are women more prone to long Covid? " The Guardian. 13 Jun 2021 https://www.theguardian.com/society/2021/jun/13/why-are-women-more-prone-to-long-covid
[5]Briggs, Andrew, and Anna Vassall. "Count the cost of disability caused by COVID-19." (2021): 502-505.
[6]The NIH provision of Title III Health and Human Services, Division M--Coronavirus Response and Relief Supplemental Appropriations Act, 2021, of H.R. 133, The Consolidated Appropriations Act of 2021. The bill was enacted into law on 27 December 2020, becoming Public Law 116-260.

© 2021 Tonix Pharmaceuticals Holding Corp.

TNX 1500, a New CD40 Ligand (CD40L) Antibody, for the Prevention of Allograft Rejection

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The CD40-CD40L pathway is a pivotal immune system modulator and is a well-established and very promising treatment target to more safely prevent allograft rejection[1]

- **First Generation:** Development *halted due to thromboembolic complications (TE) – blood clots*. TE complications traced to Fc gamma receptor
- **Second Generation:** Eliminated the Fc gamma receptor (TE complication) but *potency and half life reduced which limited utility*
- **TNX-1500 Third Generation**: Re-engineered based on greater understanding of the Fc gamma receptor. Modulated the binding of FcγR while preserving FcRn function
  - Expected to deliver efficacy without compromising safety

Phase 1 study expected to start 2H 2022

Collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non-human primates

Selectively Modified Anti-CD40L Ab


Ruplizumab full Fab
FcγR-modulated Fc region
Mutated FcγR-binding region
FcRn-binding region

TNX-1500 contains the full ruplizumab Fab and the engineered Fc region that modulates FcγR-binding, while preserving FcRn function.

1. Camilleri B, et al. *Exp Clin Transplant.* 2016;14(5):471-483.

© 2021 Tonix Pharmaceuticals Holding Corp.

© 2021 Tonix Pharmaceuticals Holding Corp. 18 TNX - 102 SL for Fibromyalgia: Current Status 2 nd Phase 3 study, RALLY (F306) • July 2021: Tonix stopped enrollment in the RALLY study following an unblinded, pre - planned interim analysis by the Independent Data Monitoring Committee (IDMC) • Based on interim analysis results of the first 50% (n=337) enrolled participants, the IDMC recommended stopping the trial as TNX - 102 SL is unlikely to demonstrate a statistically significant improvement in the primary endpoint. • Tonix will allow currently enrolled participants (n= 514) to complete the treatment period • 4 th quarter 2021: topline results expected, following completion of study for currently enrolled participants Following analysis of results from the full RALLY study, Tonix will determine next steps for this program

© 2021 Tonix Pharmaceuticals Holding Corp. 19 TNX - 102 SL for Other Indications Beyond Long COVID and Fibromyalgia, TNX - 102 SL is under development for multiple indications • PTSD – active IND ‒ Planning Kenya Police Phase 3 study ‒ Phase 2 and two Phase 3 studies missed primary endpoint but showed activity in global improvement (PGIC) • Agitation in Alzheimers disease – active IND, Fast Track designation • Alcohol Use Disorder – active IND Proposed mechanism of improving sleep quality has potential applications in multiple pain, post - viral, neurological, psychiatric and addiction conditions

TNX-1300: Cocaine Esterase (CocE)

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CocE is the most potent known catalyst for cocaine degradation

- Natural bacterial CocE is unstable at body temperature

Thermostable bacterial CocE (active for ~6 hours at body temperature)

- Targeted mutations stabilize CocE
- Natural bacterial CocE is unstable at body temperature

Phase 2 open-label safety study of TNX-1300 in emergency department setting for cocaine intoxication)

- Initiation of enrollment anticipated 3rd quarter 2021 (NCT04996056)[1]

[1]An Open-Label, Randomized Pilot Study Comparing the Safety of a Single Dose of TNX-1300 to Usual Care (UC) Alone for the Treatment of Signs and Symptoms of Acute Cocaine Intoxication in Male Emergency Department (ED) Subjects - Full Text View - ClinicalTrials.gov

© 2021 Tonix Pharmaceuticals Holding Corp.

© 2021 Tonix Pharmaceuticals Holding Corp. 21 TNX - 1900 (Intranasal Potentiated Oxytocin) for the Treatment of Migraine Intranasal oxytocin(OT) has potential utility in treating migraine 1 • Intranasal ( i.n. ) OT reaches the trigeminal ganglion • Preclinical evidence of OT blocking CGRP release and suppressing pain transmission • CGRP antagonists and antibodies approved for the treatment of migraine • Association of low oxytocin levels during and preceding migraine episodes TNX - 1900 is a preservative - free intranasal formulation of magnesium and OT • Magnesium is known to potentiate the binding of oxytocin to its receptor 2 Initiation of Phase 2 study for treatment of chronic migraine anticipated in 4 th quarter 2021 1. Tzabazis et al., 22017 2. Antoni and Chadio, 1989

© 2021 Tonix Pharmaceuticals Holding Corp. 22 TNX - 2900 ( i.n. Potentiated OT) for the Treatment of Prader - Willi Syndrome Prader - Willi syndrome is the most common genetic cause of life - threatening childhood obesity 1 • Results in lack of suckling in infants and, in children and adults, severe hyperphagia, an overriding physiological drive to eat, leading to severe obesity and other complications associated with significant mortality • No approved treatment for either the suckling deficit in babies or the obesity and hyperphagia in older children associated with Prader - Willi syndrome. • Orphan disease occurring in approximately one in 15,000 births Intranasal OT has been shown to improve suckling in newborn animals but also suppresses feeding behaviors in adult animal models • Tonix’s patented potentiated oxytocin formulation is believed to increase specificity for OT receptors relative to vasopressin receptors Tonix intends to submit applications to the FDA for Orphan Drug and Fast Track designations for TNX - 2900 1 Foundation for Prader - Willi Research (fpwr.org).

© 2021 Tonix Pharmaceuticals Holding Corp. 23 TNX - 601 CR* (Tianeptine Oxalate and Naloxone HCl Controlled Release) Tablets for the Treatment of Major Depressive Disorder (MDD) Proprietary new controlled release formulation for once - daily dosing • Pending toxicology results, and IND clearance, Phase 2 study expected to start in 1H 2022 • Suitability for once - daily dosing established in Phase 1 pharmacokinetic study, completed outside of the U.S. • Well tolerated in study and side effects were consistent with the known safety profile of tianeptine sodium • Tianeptine sodium immediate release is approved and marketed outside of the U.S. for three times a day dosing for the treatment of depression • Once - daily dosing for TNX - 601 CR believed to have an adherence advantage over three times a day dosing with tianeptine sodium Proprietary new oxalate salt with improved pharmaceutical properties • Tianeptine oxalate is crystalline, while tianeptine sodium is amorphous Issued patents directed to tianeptine and tianeptine oxalate • Composition of Matter: Issued US patent directed to oxalate salt, U.S. Patent No. 10,449,203 and 10,946,027 • Method of Use: Issued European patent directed to methods of treating cognitive impairment associated with corticosteroid treatment, European Patent No. 3246031 *TNX - 601 CR (tianeptine oxalate and naloxone HCl controlled release tablets) is in the pre - IND stage in the U.S. and has not bee n approved for any indication.

© 2021 Tonix Pharmaceuticals Holding Corp. 24 TNX - 601 CR : A Potential Treatment for Depression TNX - 601 CR’s proposed mechanism of action is completely distinct from any approved antidepressant in the U.S. • Antidepressant activity is believed to relate to indirect modulation of the glutamatergic system • Known to modulate AMPA receptor trafficking and to promote synaptic plasticity in the hippocampus under conditions of stress or corticosteroid use. • Tianeptine sodium is reported to have prominent anti - anxiety effects in depression with a low incidence of sexual side effects • TNX - 601 CR leverages the established efficacy and safety of tianeptine sodium IR as a treatment for depression outside of the U.S. • Johnson and Johnson acquired TransForm in 2005 to develop a CR version of tianeptine for the US Significant interest and need for new treatments, particularly for medicines that modulate the glutamatergic system • Majority suffering from depression do not have an adequate response to initial antidepressant therapy • Recently Spravato ® ( esketamine ) a glutamine system modulator was approved for the treatment of depression with Breakthrough Therapy designation

© 2021 Tonix Pharmaceuticals Holding Corp. 25 Tonix Pipeline: Selected Programs COVID - 19 Programs • Prevention: TNX - 1800 vaccine – Phase 1 study expected 1H2022 • Treatment of acute COVID - 19: TNX - 3500 antiviral – pre - clinical • Diagnostic/potential indicator of protective immunity: TNX - 2100 skin test – human trial expected 4Q2021 • Treatment of Long COVID: TNX - 102 SL – IND filing expected 4Q2021 for Phase 2 study CNS programs • Antidote for cocaine overdose: TNX - 1300 – Phase 2 study expected 3Q2021 • Migraine headache: TNX - 1900 – Phase 2 study expected 4Q2021 • Depression: TNX - 601 CR – Phase 2 study expected 1H2022 Immunology program • Prevention of organ transplant rejection: TNX - 1500 – Phase 1 study expected 2H2022

© 2021 Tonix Pharmaceuticals Holding Corp. 26 Milestones – Recently Completed and Upcoming 1 □ 4 th Quarter 2020 Positive topline data from TNX - 102 SL Phase 3 F304/RELIEF study in fibromyalgia reported □ 1 st Quarter 2021 Non - human primate positive efficacy data from TNX - 1800 in COVID - 19 models reported □ 3 rd Quarter 2021 Interim analysis of TNX - 102 SL Phase 3 F306/RALLY study in fibromyalgia reported Data □ 4 th Quarter 2021 Topline data from TNX - 102 SL Phase 3 F306/RALLY study in fibromyalgia expected Clinical Trial Initiations – Four New Trials This Year □ 3 rd Quarter 2021 Phase 2 OL safety study of TNX - 1300 in ED setting for cocaine intoxication expected □ 4 th Quarter 2021 Phase 2 study of TNX - 1900 for the treatment of migraine expected □ 4 th Quarter 2021 Phase 3 study of TNX - 102 SL for the treatment of PTSD in Kenya expected □ 4 th Quarter 2021 First - in - human clinical study of TNX - 2100 for SARS - CoV - 2 skin test expected □ 1 st Half 2022 Phase 1 safety study of TNX - 1800 for COVID - 19 expected □ 1 st Half 2022 Phase 2 study of TNX - 601 CR for the treatment of major depressive disorder expected □ 2 nd Half 2022 Phase 1 study of TNX - 1500 for prevention of allograft rejection expected 1 We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones. x x x

© 2021 Tonix Pharmaceuticals Holding Corp. 27 Management Team Seth Lederman, MD President & CEO Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger , CPA Chief Financial Officer

© 2021 Tonix Pharmaceuticals Holding Corp. 28 Thank You!